Exhibit 10.6

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS Will HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase
1,000,000 Common Shares

                        Warrant to Purchase Common Stock
                                       Of
                         TIDELANDS OIL & GAS CORPORATION


      (One Warrant required for the purchase of one share of Common Stock)

This certifies that MARGEAUX INVESTMENT GROUP, S.A. is entitled to purchase ONE MILLION (1,000,000) fully paid and non-assessable Common Shares of Tidelands Oil & Gas Corporation, a Nevada corporation (herein called "the Company") for Fifty Cents ($0.50) per share during the period commencing September 14, 2004 and ending August 14, 2006, the purchase price to be completed upon surrender of this certificate together with payment on the purchase price plus an amount equal to all applicable stock transfer taxes, at the Warrant agent's office and subject to the following conditions:

         1. Exercise Price Payable. The exercise price is payable in cash, certified check or bank draft. No adjustments shall be made for any dividends on any shares of stock issuable upon exercise of this Warrant.

         2. Representations and Warranties of the Undersigned. The undersigned represents, warrants, and agrees as follows:




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

                  a. The undersigned understands that the Warrant and Warrant Shares are being offered and sold under the exemption from registration provided for in Section 4(2) of the Securities Act of 1933, as amended, and applicable state securities act, as amended, that he/she is purchasing the Warrant and Warrant Shares without being furnished any offering literature or, that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state because of the private aspects of the offering, that all documents, records, and books pertaining to this investment, have been made available to the undersigned and its representatives, if any, and that the books and records of the Company are and will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

                  b. The undersigned (i) is a citizen of the United States, and at least 21 years of age, and (ii) is a bona fide resident and domiciliary (not a temporary or transient resident) of State or jurisdiction and has no present intention of becoming a resident of any other state or jurisdiction;

                  c. The undersigned is an "accredited investor" as defined in the by federal securities laws; and if not then the purchaser represents that by virtue of his/her business and financial experience or financial experience of his or her professional advisors who are unaffiliated with and who are not compensated, to the best of his or her knowledge, by the issuer or any affiliate or selling agent of the issuer, directly or indirectly, can be reasonably assumed to have the capacity to protect his or her own interests in connection with this transaction.

                  d. The undersigned understands and has fully considered for purposes of this investment the associated risks and the restricted transferability of Warrant and Warrant Shares, and that (i) the Warrant and Warrant Shares are a speculative investment which involve a high degree of risk of loss by the undersigned of his or her investment therein, and (ii) there are substantial restrictions on the transferability of, and there will be no public market for the Warrant and accordingly, it may not be possible for him or her to liquidate his or her investment in the Warrant and Warrant Shares in case of emergency;

                  e. The undersigned is able (i) to bear the economic risk of his or her investment for an indefinite period, and (ii) to afford a complete loss of his or her investment;



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

                  f. The undersigned, in making his or her decision to purchase the Warrant and Warrant Shares, has relied solely upon independent investigations made by him or her and/or his or her representative(s) and advisors, and the undersigned and any such witnesses have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the Company and the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense.

                  g. The Warrant and Warrant Shares are being acquired by the undersigned in good faith solely for his or her own personal account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the Warrant and Warrant Shares, or any part thereof; the undersigned has no present plans to enter into any such contract, undertaking, agreement, or arrangement; and he or she understands that the legal consequences of the foregoing representations and warranties to mean that he or she must bear the economic risk of the investment for an indefinite period of time because the Warrant and Warrant Shares have not been registered under applicable securities laws, and, therefore, cannot be sold unless they are subsequently registered under such laws (which the Company is not obligated to do) or an exemption from such registration is available;

                  h. The undersigned understands that the Company is relying on the truth and accuracy of the representations, declarations, and warranties herein made by him or her in offering the Warrant and Warrant Shares for sale to him or her without having first registered the same under the Act;

                  i. The undersigned consents to the placement of a legend on the certificate for his or her Warrant and Warrant Shares, which legend shall be in form substantially as follows:

         THIS WARRANT AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), AS AMENDED, OR UNDER ANY STATE SECURITIES ACT, OR UNDER ANY OTHER STATE OR FOREIGN GOVERNMENT SECURITIES LAWS. THIS WARRANT AND WARRANT SHARES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE
         TRANSFERRED WITHOUT REGISTRATION UNDER THE 1933 ACT, THE SECURITIES ACT OF NEW YORK, AND ANY OTHER APPLICABLE STATE
         SECURITIES  LAWS  UNLESS THE  COMPANY  RECEIVES  AN OPINION OF




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

         COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT, THE SECURITIES ACT OF NEVADA, OR ANY OTHER STATE OR FOREIGN GOVERNMENT SECURITIES LAWS;

                  j. The undersigned further consents to the placing of a stop transfer order on the books of the Company, and with any transfer agents, against the Warrant and Warrant Shares, in accordance with the restrictions set out in the above legend; and

                  k. If the undersigned is a corporation, partnership, or other entity, the undersigned and the individual representative of the undersigned who is executing this Agreement each hereby represent and warrant that the purchase of the Warrant and Warrant Shares of Common Stock pursuant to this Warrant Agreement has been duly authorized by all necessary corporate, partnership, or other action; that such individual is duly authorized to bind the undersigned to this Agreement; and that the undersigned was not organized for the purpose of investing in the Company.

         The foregoing representations, and warranties, and undertakings are made by the undersigned with the intent that they be relied upon in determining his or her suitability as a purchaser of Warrant and Warrant Shares and the undersigned hereby agrees that such representations and warranties shall survive the delivery of the certificate for such Warrant and Warrant Shares.

         3. Transferability. The undersigned agrees not to transfer or assign this Agreement, or any of his interest herein, and any such transfer shall be void.

         4. Revocation. The undersigned agrees that he or she may not cancel, terminate, or revoke this Agreement or any agreement of the undersigned made hereunder and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors, and assigns.

         5. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any right granted to him or her under federal or state securities laws.

         6. Incidental Registration. If the Company, at any time, proposes for itself or any other person, the registration under the Securities Act of 1933, as amended, of any securities of the Company on any appropriate form such as SB-2, or otherwise, the Company will give the Subscriber written notice of the proposed registration statement. The Company will include the Subscribers shares in any such Registration Statement and any related underwriting agreements, if the Subscriber so requests within 30 days of the Company notice. This incidental registration right is subject to the execution of a definitive registration rights agreement.

         7. Miscellaneous

                  a. All notices or other communications given or made hereunder shall be sufficiently given if hand-delivered or mailed by registered or certified mail return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein, or such other addresses as the undersigned or the Company shall designate to the other by notice in writing.

                  b. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas.

                  c. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

                  d. If more than one person is signing this Agreement, each representation, and warranty, and undertaking made herein shall be a joint and several representation, warranty, or undertaking of each person.

         8. Continuing Effect of Representations and Warranties. The representations and warranties of Paragraph 2 are true and accurate as of the date of this Warrant Agreement and shall be true and accurate as of the date of



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

delivery of the Funds, and shall survive such delivery. If in any respect, such representations and warranties shall not be true and accurate prior to the issuance of Warrant and Warrant Shares to the undersigned, the undersigned shall give immediate written notice of such fact to the Company specifying which representations and warranties are not true and accurate and in what respects they are not accurate.

         9. Indemnification. The undersigned acknowledges that he or she understands the meaning and legal consequences of the representations and warranties contained in Paragraph 2 and he or she hereby agrees to defend, indemnify, and hold harmless the Company and its officers, directors, employees, and agents, and their successors and assigns, from and against any and all loss, damage, liability, or expense, including without limitation attorneys' fees, due to or arising out of the inaccuracy of any representation or acknowledgment, or the breach of any agreement, warranty, or undertaking of the undersigned contained in this Warrant Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant Agreement as set forth below:

TIDELANDS OIL & GAS CORPORATION



By:________________________________                  Date:____________
         Michael Ward, President


WARRANT HOLDER:

MARGEAUX INVESTMENT GROUP, S.A.



____________________________________                 Date:____________
Name:
Title:







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